"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."

                              1993 AMENDMENT TO

                  IPA MEDICARE SHARED RISK SERVICES AGREEMENT

The Undersigned parties to the PacifiCare IPA Medicare Shared Risk Services Agreement between PacifiCare of California ("PacifiCare") and Santa Ana-Tustin Physician's Group, Inc. ("IPA") do hereby amend said Agreement as follows:

1.    Attachment A4 COST OF CARE - is amended in part to read as follows:

      See Exhibit 1, attached hereto and incorporated herein by this reference.

THE EFFECTIVE DATE OF THIS AMENDMENT IS JANUARY 1, 1993

By signing below, both parties hereto have executed and agreed to this Amendment.

PACIFICARE, INC                          IPA Santa Ana-Tustin Physician's
                                             Group, Inc.

By:  Nancy Freeman                       By:    Melvin L. Reich
   -----------------------------             ----------------------------
   Nancy Freeman, Vice President

Date:      1/15/93                       Date:  12/23/92
     ---------------------------               --------------------------

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                                                                     EXHIBIT 1

                                 ATTACHMENT A4

                                 COST OF CARE

For purposes of this Agreement, the Cost of Care for Medical Services provided or arranged by IPA to Subscribers shall equal:

    a) For services provided to Subscribers by Member Physicians who practice at IPA Facilities, [ ** ] of the Medicare Locality Fee Schedule for Participating Providers as published by the Part B carrier.

    b) For services provided to Subscribers by Specialist Physicians or Outside Providers, [ ** ] of the fees actually paid by IPA.

General guidelines and special situations:

    1. Services provided by IPA which are not a benefit, as specified in the Subscriber's Secure Horizons Medical and Hospital Agreement, will not be considered a part of Cost of Care.

    2. The Cost of Care of Anesthesia Professional Services rendered by IPA shall be set at [ ** ] of usual and customary charges. The Cost of Care for Anesthesia Professional Services rendered through an outside referral or reciprocity referral shall be set at [ ** ] or [ ** ] of usual and customary charges, whichever is higher.

    3. Any Medical Services provided where payment is considered collectible through the coordination of benefits, third-party liability, Worker's Compensation, or any other source including Copayments, shall not be included in the Cost of Care. If, at a later date, these claims are not collectible, or only partially collectible, then these services will be included in the relevant programs, based on the Cost of Care calculation cited above.